UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 18, 2015

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Ste. 510, Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD Disclosure.

On November 18, 2015, Miguel Rossy-Donovan, Chief Financial Officer of Cosi, Inc. (the "Company"), gave a presentation at the 2015 Southwest IDEAS Investor Conference in Dallas, Texas.  The slides used during the presentation are furnished as Exhibit 99.1 attached hereto.  The Company anticipates using the materials in further presentations.

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1	Slides from management presentation at 2015 Southwest IDEAS Investor Conference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2015		Cosi, Inc.

	By:	/s/ Vicki Baue
Name: Vicki Baue
Title: V.P. and General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Slides from Management Presentation on November 18, 2015.	E